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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2008

FORTISSIMO ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52166	02-0762508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hamelacha Street, Park Afek, Rosh Ha’ayin Israel	48091
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-915-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORTISSIMO ACQUISITION CORP. (“FORTISSIMO”) HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING FORTISSIMO SECURITIES, REGARDING ITS MERGER WITH PSYOP, INC., AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC., REPRESENTATIVE OF THE UNDERWRITERS OF FORTISSIMO’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2006, IS ASSISTING FORTISSIMO IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. FORTISSIMO, PSYOP AND EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF FORTISSIMO STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF FORTISSIMO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ FORTISSIMO’S DEFINITIVE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT IN CONNECTION WITH FORTISSIMO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ FORTISSIMO’S FINAL PROSPECTUS, DATED OCTOBER 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE FORTISSIMO OFFICERS AND DIRECTORS AND OF EARLYBIRDCAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY STATEMENT SUPPLEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: FORTISSIMO ACQUISITION CORP., 14 HAMELACHA STREET, PARK AFEK, ROSH HA’AYIN ISRAEL 48091. THE DEFINITIVE PROXY STATEMENT AND THE PROXY STATEMENT SUPPLEMENT MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01	Other Events.

On September 12, 2008, Psyop Inc. (“Psyop”) presented to Fortissimo Acquisition Corp. (“Fortissimo”) its interim financial statements as of and for the three and six-months ended June 30, 2008. These interim financial statements, which are unaudited, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Fortissimo previously published its interim financials as of and for the period ended June 30, 2008 on Form 10-Q, which was filed with the Securities and Exchange Commission on August 14, 2008.

Fortissimo prepared updated pro forma financial information incorporating both Fortissimo’s results as of and for the six-months ended June 30, 2008 as well as Psyop’s results as of and for the six-months ended June 30, 2008. That updated pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Interim Financial Statements for Psyop, Inc. as of and for the three and six-months ended June 30, 2008 (unaudited).

99.2	Unaudited pro forma condensed consolidated financial statements as of June 30, 2008 and December 31, 2007 (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2008

FORTISSIMO ACQUISITION CORP.

By: /s/ YUVAL COHEN
Name: Yuval Cohen
Title: President and Chief Executive Officer